UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, D04 C5Y6, Ireland
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 29, 2021, we announced plans to initiate five new development programs as part of our virtual R&D Day. With the addition of the five new development programs, we now have 27 development programs across our pipeline.

Daxdilimab (HZN-7734), an investigational, fully human monoclonal antibody targeting immunoglobulin-like transcript 7 (ILT7) promoting the destruction of plasmacytoid dendritic cells (pDCs), is currently in a Phase 2 clinical trial for systemic lupus erythematosus. It will also be studied in four new disease areas:

•	Alopecia areata

•	An autoimmune disorder characterized by nonscarring hair loss. There are no FDA-approved treatments for alopecia areata.

•	Dermatomyositis

•	A rare, autoimmune disorder characterized by rashes, debilitating muscle weakness and interstitial lung disease. There are no FDA-approved treatments for dermatomyositis.

•	Discoid lupus erythematosus

•	A rare, chronic, inflammatory skin condition characterized by lesions that result in scarring. There are no FDA-approved treatments for discoid lupus erythematosus.

•	Lupus nephritis

•	A rare, autoimmune and inflammatory condition of the kidney.

Dazodalibep (HZN-4920), an investigational fusion protein binding CD40L on T cells, blocking their interaction with CD40-expressing B cells, is currently in Phase 2 clinical trials for Sjögren’s syndrome, rheumatoid arthritis and kidney transplant rejection. It will also be studied in one new disease area:

•	Focal segmental glomerulosclerosis

•	A rare kidney disorder characterized by scarring of glomeruli, or small filters in the kidney, which leads to kidney damage and failure.

All five programs are Phase 2 trials that are expected to begin in 2022.

Forward-Looking Statements

This report contains forward-looking statements, including, but not limited to, statements related to Horizon’s clinical development plans and the timing thereof; the potential benefits of Horizon’s medicine candidates; and business and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, impacts of the COVID-19 pandemic and actions taken to slow its spread, including potential delays in clinical trials; risks associated with the manufacture of biologic medicines; risks relating to Horizon’s ability to successfully implement its business strategies, including its development, manufacturing and global expansion strategies; risks inherent in developing novel medicine candidates and existing medicines for new indications, including the risk that future clinical trials are not successful or are delayed; risks associated with regulatory approvals; risks in the ability to recruit, train and retain qualified personnel; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight, including any changes in the legal and regulatory environment in which Horizon operates and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s filings and reports with the SEC. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2021	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer